UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2021 (November 10, 2021)

FUSE MEDICAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-10093	59-1224913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1565 North Central Expressway Suite 220 Richardson, Texas		75080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (469) 862-3030

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FZMD	OTCPink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On November 4, 2021, Fuse Medical, Inc., a Delaware corporation (the “Company”) and the Company’s wholly-owned subsidiary, CPM Medical Consultants, LLC (together with the Company, the “ Borrowers ”), and Zions Bancorporation, N.A. dba Amegy Bank (the “Lender”) executed that certain Limited Waiver and Eighth Amendment (the “Eighth Amendment”), to the Amended and Restated Business Loan Agreement among the Borrowers and the Lender on December 31, 2017 (as amended from time to time, the “Loan Agreement”), in the form attached hereto as  Exhibit 10.1 , as reported in Item 2.03 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 11, 2018.

Pursuant to the Eighth Amendment, the Lender waived certain Events of Default of the Borrowers under the Loan Agreement, reduced the aggregate limit of the loans and extended the termination date as follows:

(i)	waived the events of default for the Company not meeting the minimum quarterly EBITDA for the twelve months ended September 30, 2021;

(ii)	reduced the aggregate limit of the loans offered pursuant to the Loan Agreement (the “Loans”) to $2,550,000;	reducing the annual salary of President and Chairman Mark Brooks to not exceed $550,000;

(iv)	extending the termination date of the loan to February 4, 2022.

The foregoing description of the Eighth Amendment does not purport to be complete and are qualified in their entirety by reference to the full text of the Eighth Amendment, which is filed herewith as Exhibit 10.2, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1

Amended and Restated Business Loan Agreement, dated December 31, 2017, by and between ZB, N.A. (d/b/a Amegy Bank) as “Lender”, and Fuse Medical, Inc. and CPM Medical Consultants, LLC, as “Borrowers”, incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 11, 2018.

10.2*

Limited Waiver and Eighth Amendment to Amended and Restated Business Loan Agreement, dated November 4, 2021, by and between Zions Bancorporation, N.A. dba Amegy Bank, as “Lender”, and Fuse Medical, Inc. and CPM Medical Consultants, LLC, as “Borrowers”.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Company Name

Date: November 10, 2021	By:	/s/ William E. McLaughlin, III
William E. McLaughlin,
Senior Vice President Chief Financial Officer and Director

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